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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 27, 2004


                            BOK FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


         Oklahoma                     000-19341                 73-1373454
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


  Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
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                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (918) 588-6000


               _____________________N/A___________________________

          (Former name or former address, if changes since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  Other Events and Regulation FD Disclosure.

         On July 27, 2004, BOK Financial Corporation ("BOK Financial") issued a press release announcing its financial results for the second quarter ended June 30, 2004 ("Press Release"). The full text of the Press Release is attached as
Exhibit 99(a) to this report and is incorporated herein by reference. On July 27, 2004, in connection with BOK Financial's issuance of the Press Release, BOK Financial released financial information related to the three and six months ended June 30, 2004 ("Financial Information"), which includes certain historical financial information relating to BOK Financial. The Financial Information is attached as Exhibit 99(b) to this report and is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.

(c)      Exhibits

          99(a)Text of Press Release, dated July 27, 2004, titled "BOK Financial
               Income Up 12% in Second Quarter - Net Interest Revenue, Credit Quality Fuel Earnings Growth"

          99(b)Financial  Information  for the Three and Six  Months  Ended June
               30, 2004



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BOK FINANCIAL CORPORATION

                                        By:  /s/  Steven E. Nell
                                             --------------------------------
                                             Steven E. Nell
                                             Executive Vice President
                                             Chief Financial Officer
Date:  July 27, 2004


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                                  Exhibit Index

Exhibit No.     Description

99(a) Text of Press Release, dated July 27, 2004, titled "BOK Financial Income Up 12% in Second Quarter - Net
                Interest Revenue, Credit Quality Fuel Earnings Growth"

99(b)           Financial Information for the Three and Six Months Ended
                June 30, 2004